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                                                                    Exhibit 23.1


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 333-58259 of The Elder-Beerman Stores Corp. on Form S-8 of our report dated June 12, 2003, appearing in this report on Form 11-K of The Elder-Beerman Stores Corp. Financial Partnership Plan for the year ended December 31, 2002.


/s/ Deloitte & Touche LLP
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DELOITTE & TOUCHE LLP
Dayton, Ohio
June 26, 2003